                                                                    Exhibit 99.2


                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN THE MATTER OF:             :
Athey Products Corp.          :
1839 South Main Street        :
Wake Forest, NC 27587         :     Case No. 00-02736-5-ATS
TIN: 36-0753480               :
                    Debtor    :

--------------------------------------------------------------------------------
                                Report of Sale

--------------------------------------------------------------------------------

     Now comes Athey Products Corp., the Debtor-in-Possession (the "Debtor"), and files this report of the sale of its assets, made pursuant to s.s.363 and 365 of the Bankruptcy Code, as follows:

1. On December 8, 2000 (the "Commencement Date"), the Debtor filed a voluntary petition seeking relief under Chapter 11 of the Bankruptcy Code and an Order for relief was entered in this proceeding. The Debtor has continued in possession of its assets and operates its business as a Debtor-in-possession.

2. Attached hereto and incorporated by reference is the "Closing Statement" for the sale of substantially all of the assets of the Debtor to Five Star Manufacturing LLC (the "Purchaser") as set forth therein:

     a. The contract purchase price of $12,301,000.00, was subject to adjustment for variation of the "ending balance" for accounts receivable and inventory, from the amount projected in the cash flow projections attached to the contract to the actual amount reported as of the end of business on March 2, 2001. After application of the appropriate adjustments, as set forth in the report provided by Nachman Hays Consulting, Inc., the adjusted purchase price was $12,147,886.00.

     b. The purchase price was applied to pay or provide for the following charges which were the responsibility of the Debtor:
          i.   the seller's portion of the 2001 ad valorem taxes, $14,454.17;
          ii. the undisputed portion of the secured claim held by Wells Fargo Business Credit, Inc., $4,806,371.79;
          iii. the overbid fee paid to Alamo Group (NC) Inc., $200,000.00; and
          iv. revenue stamps payable to the Wake County Register of Deeds, $9,000.00.

     c. In addition to the foregoing payments, the following amounts were held in escrow by Debtor's counsel pending further orders of the Court or resolution between the parties:
          i. the disputed portion of the secured claim asserted by Wells Fargo Business Credit, Inc. $369,103.64;
          ii. the balance to be held in escrow to secure payment of the claim asserted by Triad Freightliner of Greensboro, Inc., $529,296.38; and
          iii. At closing, a dispute arose over which party was responsible for the warranty claims outstanding as of the closing date, and the Debtor and the Purchaser agreed to an interim escrow of $143,405.11.

     d. Net proceeds payable to the Debtor, after payment or provision for the amounts set forth above, totaled $6,076,254.91.

     RESPECTFULLY submitted on behalf of the Debtor, this the 7th day of March, 2001.

                              Athey Products Corp.

                              By: /s/ John A. Northen
                                  -----------------------------
                                  Counsel for the Debtor


NORTHEN BLUE, L.L.P.
John A. Northen, NCSB #6789
Cheryl Y. Capron, NCSB #16582
Post Office Box 2208
Chapel Hill, NC 27515-2208
Telephone: 919-968-4441

                               CLOSING STATEMENT
                               -----------------

Buyer:         Five Star Manufacturing LLC, a North Carolina limited liability company, 860 Park Avenue, Youngsville, North Carolina 27596
Seller:        Athey Products Corporation, a Delaware corporation, Debtor and
               Debtor in Possession in Chapter 11 Case in the United States
               Bankruptcy Court for the Eastern District of North Carolina,
               Raleigh Division, Case No. 00-02736-5-ATS, 1839 South Main
               Street, Wake Forest, North Carolina 27587
Closing Date:  March 5, 2001
Property:      Those "Transferred Assets" as specified in Purchase Agreement between Seller and Buyer dated February 20, 2001 and approved by Order of the United States Bankruptcy Court for the Eastern
               District of North Carolina, Raleigh Division (the "Order") dated and entered February 20, 2001, such "Transferred Assets" to include but not limited to 38.11 acres of improved real estate in the Town of Wake Forest, North Carolina, equipment, inventory, and accounts receivable. Reference is made to such Purchase
               Agreement for a full and complete description of the "Transferred
               Assets." Buyer and Seller have agreed that $4,500,000.00 represents the value of land and improvements being conveyed.

1.   STATEMENT FOR BUYER

     A.   PURCHASE PRICE (per Buyer's bid approved by Order)       $12,301,000.00

     B.   ADJUSTMENTS TO PURCHASE PRICE
          (per report of Nachman Hayes Consulting, Inc. 3/5/01)       (153,114.00)

     C.   ADJUSTED PURCHASE PRICE                                  $12,147,886.00

     D.   TRANSACTION COSTS DUE FROM BUYER

          1.   Recording Fees for Deed                                      30.00
          2.   Title Insurance Premium                                   2,087.50

     E.   GROSS AMOUNT DUE FROM BUYER                              $12,150,003.50

     F.   ADJUSTMENTS TO GROSS AMOUNT
               DUE FROM BUYER

          1.   Earnest Money Deposit/1/                               (500,000.00)

_____________________

     /1/ Such deposit is held in trust account of Northen Blue, LLP, bankruptcy counsel for Seller ("Northen Blue"). Interest on such deposit will be separately disbursed to Buyer by Northen Blue.

          2.   Seller's portion of 2001 ad valorem taxes/2/                     (14,454.17)

     G.   NET AMOUNT DUE FROM BUYER/3/                                     $ 11,635,549.33

     H.   DISBURSEMENT FROM NET AMOUNT DUE FROM BUYER

          1.   Wells Fargo Business Credit Inc. (undisputed secured
               claim-wired directly to creditor)                             (4,806,371.79)
          2.   Wells Fargo Business Credit Inc. (disputed secured
               claim-wired in escrow to trust account of
               Northen Blue)/4/                                                (369,103.65)
          3.   Overbid Fees (wired directly to Alamo Group (NC), Inc.)         (200,000.00)
          4.   Triad Freightliner (wired to trust account of
               Northen Blue)                                                   (529,296.38)
          5.   Warranty Claims
               (wired to trust account of Northen Blue)                        (143,405.11)
          6.   Title Insurance Premium                                           (2,087.50)
          7.   Excise Stamps on Deed                                             (9,000.00)
          8.   Recording Fee for Deed                                               (30.00)

     J.   TOTAL DISBURSEMENTS FROM NET
          AMOUNT DUE FROM BUYER                                             ($6,059,294.42)

     K.   CASH TO SELLER (wired to Seller's DIP bank account)              $  5,576,254.91

2.   SELLER'S STATEMENT

     A.   PURCHASE PRICE                                                   $ 12,301,000.00

     B.   ADJUSTMENTS TO PURCHASE PRICE                                        (153,114.00)

     C.   ADJUSTED PURCHASE PRICE                                          $ 12,147,886.00

     D.   SELLER'S PORTION OF 2001 TAXES                                       ($14,454.17)

     E.   NET PURCHASE PRICE                                               $ 12,133,431.83


________________________

     /2/ Includes real and business personal property at 2000 valuations and rates plus 10% late filing penalty for listing of business personal property for 2001. Buyer will be responsible for payment of ad valorem taxes for real and business personal property for 2001.

     /3/ Buyer wire transferred to closing attorney's trust account the sum of $11,800,000.00 and will receive a refund from such trust account of $164,450.67.

     /4/ The disputed portion and the undisputed portion comprise the total secured claim asserted by Wells Fargo in payoff letter to closing attorney dated March 1, 2001.

     F.   DISBURSEMENTS FROM NET PURCHASE PRICE

          1.   Wells Fargo Business Credit Inc. (undisputed)                (4,806,371.79)
          2.   Wells Fargo Business Credit Inc. (disputed)                    (369,103.64)
          3.   Overbid to Alamo Group (NC), Inc.                              (200,000.00)
          4.   Triad Freightliner                                             (529,296.38)
          5.   Warranty Claims                                                (143,405.11)
          6.   Excise Stamps on Deed                                            (9,000.00)

     G.   TOTAL DISBURSEMENTS FROM
          NET PURCHASE PRICE                                               ($6,057,176.92)

     H.   TOTAL NET PROCEEDS DUE TO SELLER                                $  6,076,254.91

     I.   COMPONENTS OF NET PURCHASE PRICE DUE TO SELLER

          1.   Earnest Money Deposit in
               Northen Blue Trust Account                                      500,000.00
          2.   Cash to Seller (wired to Seller's DIP Bank Account)           5,576,254.91
               TOTAL                                                      $  6,076,254.91

                          Buyer/Seller Certification
                          --------------------------

     The Buyer, Seller, and their respective counsel this date have reviewed and approved the figures appearing on the preceding Closing Statement (as to Buyer and Seller, respectively). Seller acknowledges payment in full of the proceeds due Seller as shown on the Closing Statement.

     Buyer and Seller have agreed to the tax prorations and the accompanying footnotes, and Buyer understands that the ad valorem tax statement as to real and business personal property for the year 2001 (even though in the name of the Seller) is the responsibility of the Buyer. Bankruptcy counsel for Seller additionally promises and agrees to disburse interest on the earnest money deposit promptly to Buyer and to hold the amounts transferred to his law firm trust account in trust pending resolution of the matters as to which the escrows were created. Closing attorney represents that all wire transfers disbursed are in accordance with written wire transfer instructions and are being made on the date hereof.

     Buyer and Seller are each paying their respective attorneys' fees and expenses outside this Closing. Seller is responsible for payment of the sales commission to Nachman Hays Consulting, Inc. as authorized by the Bankruptcy Court.

     This 5th day of March, 2001.

BUYER:                                  SELLER:

FIVE STAR MANUFACTURING LLC             ATHEY PRODUCTS CORPORATION,
                                        Debtor and Debtor in Possession


By:    /s/ Kim A. Wehrenberg            By:   /s/ Thomas N. Nelson
       -----------------------------          -------------------------------
       Kim A. Wehrenberg                      Thomas N. Nelson, President
       -----------------------------
Title: Vice President
       -----------------------------


Everett Gaskins, Hancock & Stevens      Northen Blue, LLP

By:    /s/ L. E. Woods, III             By:   /s/ John A. Northen
       -----------------------------          -------------------------------
       Attorneys for Buyer                    Bankruptcy Counsel for Seller


                                        Parker, Poe, Adams, & Bernstein, L.L.P.


                                        By:   /s/ William H. McCullough
                                              -------------------------------
                                              William H. McCullough
                                              Closing Attorney

                      REPORT OF PURCHASE PRICE ADJUSTMENT
                      -----------------------------------

     The undersigned, being an authorized representative of Nachman Hays Consulting, Inc. ("NHC"), hereby reports certain information required in Section 2, and subject to the limitations of Section 7c. of the Purchase Agreement dated as of February 20, 2001 between Athey Products Corporation ("Seller") and Five Star Manufacturing LLC (the "Agreement"). (Capitalized words below shall have those meanings set forth in the Agreement.) Specifically, the Purchase Price as set forth in the Agreement is subject to certain adjustments as follows:

(1) With respect to the Accounts Receivable, the Ending Balance reported by the Seller for its Accounts Receivable as of the Closing Date is $2,684,298, as compared to $1,363925 which was the amount projected as of the Week Ending 2 MAR in the Cash Flow Projections. Therefore, the Agreement adjustment for the Accounts Receivable is an increase of $1,320,373. (See attached worksheet.)

(2) With respect to the Inventory, the Ending Balance reported by the Seller for its Inventory as of the Closing Date is $10,002,827 as compared to $11,476,314 which was the amount projected as of the Week Ending 2 MAR from the Cash Flow Projections. Therefore, the Agreement adjustment for Inventory is a decrease of $1,473,487. (See attached worksheet.)

Based on the adjustments in (A) and (B) above, the adjusted Purchase Price is $12,147,886.

     This 5th day of March, 2001.


                                     NACHMAN HAYS CONSULTING, INC.



                                     By:           /s/Terrence P. Morgan
                                        ---------------------------------------
                                     Printed Name: Terrence P. Morgan
                                                   ----------------------------
                                     Title:        Senior Associate
                                           ------------------------------------